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                                                                    EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of May 2, 2003 among Newcourt Holdings, Inc., a Florida corporation (the "COMPANY"), and the Persons listed on SCHEDULE A hereto.

                                 R E C I T A L S

         This Agreement is entered into in connection with the Agreement for Exchange of Securities of even date herewith among the Company, Engineered Plastics, Inc., a Florida corporation ("EPI"), Quantum Pharmaceuticals, Inc., a Florida corporation ("QPI"), and the Shareholders, pursuant to which the Company is issuing shares of its capital stock to the Shareholders in consideration of the transfer of 100% of the issued and outstanding common stock of each of QPI and EPI to the Company (the "EXCHANGE AGREEMENT"). The execution and delivery of this Agreement is a condition precedent to the Shareholders' obligations under the Exchange Agreement.

         NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Unless otherwise defined herein, capitalized terms used in this Agreement and not defined shall have the same meaning as provided in the Exchange Agreement.

         In addition, the following terms shall have the meanings set forth in this Article I:

         "AGREEMENT" has the meaning given such term in the Recitals.

         "COMMISSION" means the U.S. Securities and Exchange Commission or any successor governmental agency that administers the Securities Act and the Exchange Act.

         "COMMISSION FORM S-3" has the meaning specified in Section 2.1(a).

         "COMMON STOCK" means the Common Stock, par value $.001 per share, of the Company, as constituted on the date hereof, any shares of the Company's capital stock into which such Common Stock shall be changed, and any shares of the Company's capital stock resulting from any reclassification of such Common Stock or recapitalization of the Company.

         "CONVERSION STOCK" means Common Stock issued or issuable upon the conversion of shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share.



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         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

         "EXCHANGE AGREEMENT" has the meaning specified in the Recitals hereto.

         "INCIDENTAL REGISTRATION" has the meaning specified in Section 2.2(a).

         "INCIDENTAL REGISTRATION CUTBACK" has the meaning specified in Section 2.2(b) of this Agreement.

         "INDEMNIFIED PARTIES" has the meaning specified in Section 5.1 of this Agreement.

         "INDEMNIFYING PARTY" has the meaning specified in Section 5.1 of this Agreement.

         "MAJORITY SHAREHOLDERS" means at any time the holders of a majority of the Registrable Securities held by all of the Shareholders.

         "PERSON" shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

         "QUALIFIED PUBLIC OFFERING" shall mean an underwritten offering of Common Stock, the proceeds of which to the Company shall be at least $5,000,000, net of underwriting discounts and commissions and other fees and expenses of the offering.

         "REGISTRABLE SECURITIES" means the following (in each case as adjusted for stock splits, recapitalizations and other similar events): (i) the Conversion Stock; (ii) any Common Stock or other securities issued or issuable with respect to the Conversion Stock pursuant to any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i), (ii) or
(iii) above; provided, however, that any and all shares described in clauses
(i)-(iii) above shall cease to be Registrable Securities upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 promulgated under the Securities Act, or any sale, transfer or assignment in any manner to any Person who is not entitled to the rights provided by this Agreement; provided, further, however, that Registrable Securities shall cease to be Registrable Securities with respect to a Shareholder, when such Shareholder is eligible to sell or transfer all or any part of such Shareholder's Registrable Securities pursuant to Rule 144 under the Securities Act.

         "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with this Agreement in connection with each Requested Registration or Incidental Registration, including, without limitation, all registration, filing and listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company's legal counsel and independent public accountants and any fees and


                                      -2-
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disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall not include underwriting discounts and commissions.

         "REGISTRATION NOTICE" has the meaning specified in Section 2.1(a) of this Agreement.

         "REQUESTED REGISTRATION" has the meaning specified in Section 2.1(a) of this Agreement.

         "REQUESTED REGISTRATION CUTBACK" has the meaning specified in Section 2.1(b) of this Agreement.

         "REGISTRATION REQUEST" has the meaning specified in Section 2.1(a) of this Agreement.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

         "SHAREHOLDERS" means the Persons designated as such on SCHEDULE A hereto, provided such Person signs a counterpart to this Agreement.

         "UNDERWRITER'S MAXIMUM NUMBER" has the meaning specified in Section 2.1(c) of this Agreement.

                                   ARTICLE II

                                  REGISTRATIONS

         SECTION 2.1 REQUESTED REGISTRATIONS.

         (a)      Registrations on Form S-3.

                  (i) Request for S-3 Registration. Subject to Section 2.2(a)(ii), if at any time after the Company is a registrant entitled to file a registration statement on Form S-3 or any successor or similar short-form registration statement promulgated by the Commission (collectively, "COMMISSION FORM S-3"), the Company shall receive a written request from the Majority Shareholders (a "REGISTRATION REQUEST") that the Company effect the registration under the Securities Act of all or part of the Registrable Securities (a "REQUESTED REGISTRATION"), then the Company shall (x) promptly, and in any event within 10 days, give written notice of the proposed registration to all other Shareholders (a "REGISTRATION NOTICE"), and (y) use its best efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register on behalf of the requesting Shareholder(s) and any Shareholder joining in such request (as is specified in a written request by each such Shareholder received by the Company within 15 days after delivery of the Registration Notice) in accordance herewith within thirty
(30) days after receipt of the Registration Request. Subject to Section 2.1(b), the Company may include in such Requested Registration other securities of the Company for sale, for the Company's account or for the account of any other person.


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



                  As an alternative to filing a series of registration statements on Commission Form S-3, the Company may fulfill its obligations under this Section 2.1(a) by filing and causing to be declared effective under Rule 415 one registration statement on Commission Form S-3 covering all of the Registrable Securities.

                  (ii)     Limitations on Requested Registrations.

                           (1) Offering Price Limitation. The Company shall not be obligated to effect a Requested Registration pursuant to this
         Section 2.1(a) unless the anticipated aggregate offering price of the Registrable Securities to be sold pursuant thereto is at least U.S.$5,000,000.

                           (2) Limitation on the Number of Requested
         Registrations. The Company shall not be obligated to effect more than two Requested Registrations hereunder if such registrations have been declared or ordered and kept effective for the time period indicated in
         Article III(a)(iii) below.

                           (3) Multiple Simultaneous Form S-3 Limitation. The Company shall not be obligated to keep effective at any one time more than one Commission Form S-3 registration statement in accordance with this Section 2.1(a), and if the Company is requested to effect an additional Requested Registration at a time when it is keeping one such registration statement effective, it may delay effecting such Requested Registration until it is no longer required in accordance with Article III(a)(iii) to keep effective the then effective Commission Form S-3 registration statements.

                           (4) Recent Registration Limitation. The Company shall not be obligated to effect a Requested Registration pursuant to this
         Section 2.1(a) if the Company has effected a Requested Registration within the preceding twelve (12) months and such registration has been declared or ordered effective.

                           (5) Delay Limitation. If the Company shall furnish to Shareholders requesting a Requested Registration a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company such registration at the time requested would be detrimental to the Company and its shareholders for such Requested Registration to be effected at such time, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the Shareholders.

                           (6) Termination. The rights to request a Requested Registration shall terminate on the third anniversary of the Company's initial Qualified Public Offering.

         (b) Priority in Registration. If a Requested Registration is an underwritten offering, and the managing underwriters shall give written advice to the Shareholders and the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the "UNDERWRITER'S MAXIMUM NUMBER") could successfully be included in such registration within a price range acceptable to the Shareholders initiating the Requested

Registration, then the Company shall be required to include in such registration only such number of securities as is equal to the Underwriter's Maximum Number ("REQUESTED REGISTRATION CUTBACK") and the Company and the Shareholders will participate in such offering in the following order of priority:

                  (i) First, the Company shall be entitled to include in such registration that number of securities that it proposes to offer and sell for its own account that does not exceed the Underwriter's Maximum Number; and

                  (ii) Second, there shall be included in such registration that number of Registrable Securities that the Shareholders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter's Maximum Number.

In the event that a Requested Registration Cutback results in less than all of the securities of a particular category (e.g., Registrable Securities of Shareholders or securities of the Company) that are requested to be included in such registration actually being included in such registration, then the number of securities of such category that will be included in such registration shall be shared pro rata among all of the holders of securities of such category that were requested to be included in such registration based on the number of shares of Common Stock held by each such holder of securities of such category, calculated on an as-converted to Common Stock basis.

         SECTION 2.2.  INCIDENTAL REGISTRATIONS.

         (a) Incidental Registration. Except with respect to a Company-initiated registration to effect its initial Qualified Public Offering, if the Company for itself or any of its security holders shall at any time or times after the date hereof undertake to register (other than a Requested Registration pursuant to Section 2.1) under the Securities Act any shares of its capital stock or other securities (other than (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms promulgated by the Commission), on each such occasion the Company will notify each Shareholder of such determination or request at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Shareholder given in writing within twenty (20) days after the receipt of such notice, subject to Section 2.2(b), the Company shall use its best efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by any such Shareholder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an "INCIDENTAL REGISTRATION"). If a Shareholder decides not to include all of such Shareholder's Registrable Securities in any Incidental Registration filed by the Company, such Shareholder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Incidental Registration as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company shall have the right to terminate or withdraw any Incidental Registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Shareholder has elected to include securities

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in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.3.

         (b) Priority in Registration. If an Incidental Registration is an underwritten offering, and the managing underwriters shall give written advice to the Shareholders and the Company that, in their opinion, market conditions dictate that no more than a Underwriter's Maximum Number could successfully be included in such registration, then the Company shall be required to include in such registration only such number of securities as is equal to the Underwriter's Maximum Number ("INCIDENTAL REGISTRATION CUTBACK") and the Company and the Shareholders will participate in such offering in the following order of priority:

                  (i) First, the Company shall be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter's Maximum Number; and

                  (ii) Second, the Company will be obligated and required to include in such registration that number of Registrable Securities that the Shareholders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter's Maximum Number.

In the event that an Incidental Registration Cutback results in less than all of the securities of a particular category (e.g., securities of the Company or Registrable Securities of Shareholders) that are requested to be included in such registration actually to be included in such registration, then the number of securities of such category that will be included in such registration shall be shared pro rata among all of the holders of securities of such category that were requested to be included in such registration based on the number of shares of Common Stock held by each such holder of securities of such category, calculated on an as converted to Common Stock basis.

         SECTION 2.3. EXPENSES. The Company shall pay all Registration Expenses incurred in connection with all Incidental Registrations and all Requested Registrations effected in accordance with this Article II. Notwithstanding the foregoing, the Company shall not be required to pay for any Registration Expenses of any registration proceeding begun pursuant to Section 2.1 if a registration request initiated by the Shareholders under Section 2.1(a) is subsequently withdrawn at the request of the Majority Shareholders (in which case all participating Shareholders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be registered in the withdrawn registration), unless the Majority Shareholders elect in writing to treat such withdrawn registration as an effective registration for purposes of the limitation on the number of permissible Requested Registrations.

         SECTION 2.4. EFFECTIVE REGISTRATION STATEMENT. A Requested Registration or an Incidental Registration effected pursuant to Section 2.1 or Section 2.2, respectively, shall not be deemed to have been effected unless the registration statement filed with respect thereto in accordance with the Securities Act has become effective with the Commission and kept effective in accordance with the provisions of Article III(a)(iii) below. Notwithstanding the foregoing, a registration statement will not be deemed to have become effective if (a) after it has become effective with the Commission, such registration is made subject to any stop order, injunction, or

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other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Investor, or (b) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Shareholder.

         SECTION 2.5. JURISDICTIONAL LIMITATIONS. Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to take any action to effect registration, qualification or compliance with respect to its Registrable Securities:

         (a) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act;

         (b) That would require it to qualify generally to do business in any jurisdiction in which it is not already so qualified or obligated to qualify; or

         (c) That would subject it to taxation in a jurisdiction in which it is not already subject generally to taxation.

                                   ARTICLE III

                             REGISTRATION PROCEDURES

         (a) Company Obligations. If and whenever the Company is required to use its efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Article II, the Company, as expeditiously as possible and subject to the terms and conditions of Article II, will do the following:

                  (i) Prepare and file with the Commission a Commission Form S-3 to effect such registration and use its diligent efforts to cause such registration statement to become and remain effective for the period set forth in Article III(a)(iii) below;

                  (ii) Permit any Shareholder who, in the reasonable judgment of the Company's counsel, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement (including making available for inspection by any such Person and any attorney, accountant or other agent retained by such Person, all financial and other records, pertinent corporate documents and all other information reasonably requested in connection therewith) and give to the Shareholders holding Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, advance draft copies of such registration statement, each prospectus included therein or filed with the Commission at least five (5) business days prior to the filing thereof with the Commission, and any amendments and supplements thereto promptly as they become available, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary,

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in the opinion of such Shareholders and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

                  (iii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective (such period of 180 days to be extended one day for each day or portion thereof during such period that such registration statement shall be subject to any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction);

                  (iv) Furnish to the Shareholders participating in such registration without charge to the Shareholders, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Shareholder holding Registrable Securities to be sold under such registration statement may reasonably request;

                  (v) Use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Shareholder holding Registrable Securities to be sold under such registration statement shall reasonably request, to keep such registration or qualification in effect for the time period set forth in Article III(a)(iii) hereof, and take any other action that may be reasonably necessary or advisable to enable the Shareholders who are participating in such registration to sell Registrable Securities in such jurisdictions;

                  (vi) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Shareholders who are participating in such registration to sell Registrable Securities as intended by such registration statement;

                  (vii) In the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;



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                  (viii) Immediately notify the Shareholders holding Registrable
Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of its becoming aware of any event as result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of such Shareholders promptly prepare and furnish to such Shareholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (ix) Otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (x) Provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                  (xi) List all Registrable Securities covered by such registration statement on any securities exchange on which the same class of securities issued by the Company are then listed, or, if no such equity securities are then listed, apply for listing or quotation of the Registrable Securities on an exchange or quotation system selected by the Majority Shareholders.

         (b)      Shareholder Obligations.

                  (i) The Company may require each Shareholder holding Registrable Securities to be sold under such registration statement to furnish the Company with such information as it may reasonably request in writing (1) regarding such Shareholder's proposed distribution of such securities and (2) as required in connection with any registration (including an amendment to a registration statement or prospectus), qualification or compliance referred to in this Article III.

                  (ii) Each Shareholder, by execution of this Agreement, agrees
(1) that upon receipt of any notice from the Company, or upon such Shareholder's otherwise becoming aware, of the happening of any event of the kind described in
Article III(a)(viii), such Shareholder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Shareholder of the copies of the supplemented or amended prospectus contemplated by subdivision
Article III(a)(viii) and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of the Shareholders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice; and (2) that such Shareholder



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will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished in writing by such Shareholder to the Company specifically for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Shareholder shall give any such notice, the period referred to in Article III(a)(iii) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to Article III(a)(viii) to and including the date when such Shareholder shall have received the copies of the supplemented or amended prospectus contemplated by Article III(a)(viii).

                                   ARTICLE IV

                             UNDERWRITTEN OFFERINGS

         SECTION 4.1.  UNDERWRITTEN OFFERINGS.

         (a) Underwritten Offering. In connection with any underwritten offering pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement (and any other customary agreements) with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to such underwriters in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.1. The Company will also take all such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of Registrable Securities (including effecting a stock split or combination of shares and the participation of senior management in so-called "road shows" and similar events). Each Shareholder participating in such underwritten offering shall be a party to such underwriting agreement and may, at such Shareholder's option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each such Shareholder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Shareholder. No Shareholder participating in any such underwritten offering shall be required by the provisions hereof to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Shareholder and its intended method of distribution and any other representation required by law.

         (b) Selection of Underwriters. If a Requested Registration pursuant to
Section 2.1 involves an underwritten offering, then the Company shall select a reputable underwriter.

         SECTION 4.2. HOLDBACK AGREEMENTS. In connection with any underwritten public offering of Registrable Securities by the Company under the Securities Act, each Shareholder agrees not to effect directly or indirectly (except as part of such underwritten registration in accordance with the provisions hereof or pursuant to a transaction exempt from registration

(other than under Rule 144 or Rule 145 of the Securities Act)) any sale, distribution, short sale, loan, grant of options for the purchase of, or otherwise dispose of, any Registrable Securities for such period as such managing underwriter requests, such period in no event to commence earlier than seven days prior to, or to end more than 180 days after, the effective date of such registration. In addition, each Shareholder holding Registrable Securities agrees to execute and deliver to any managing underwriter (or, in the case of any offering that is not underwritten, an investment banker) in connection with a registration of Registrable Securities under the Securities Act any lock-up letter requested of such Shareholder by such managing underwriter. Each Shareholder further agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this
Section 4.2.


                                    ARTICLE V

                        INDEMNIFICATION AND CONTRIBUTION

         SECTION 5.1  INDEMNIFICATION.

         (a) Indemnification by the Company. In the event of any registration under the Securities Act pursuant to Article II of any Registrable Securities covered by such registration, the Company will, to the extent permitted by law, and hereby does, indemnify and hold harmless each Shareholder holding Registrable Securities to be sold under such registration statement, each such Shareholder's legal counsel and independent accountants, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Shareholders in such registration) and each other person, if any, who controls any such Shareholder or any such underwriter within the meaning of the Securities Act (collectively, the "INDEMNIFIED PARTIES"), against any losses, claims, damages or liabilities, joint or several, to which the Shareholders or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, any state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the indemnity agreement contained in this
Section 5.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld; and provided, further, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing by any Indemnified Party specifically for use therein.

         (b) Indemnification by the Shareholders. As a condition to including any Registrable Securities of any person or entity in any registration statement filed pursuant to Article II, each Shareholder holding Registrable Securities, to the extent permitted by law, hereby agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 5.1 the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in specifically for use therein to the Company directly by such person or entity specifically for use therein; provided, however, that the obligation of any Shareholder hereunder shall be limited to an amount equal to the gross proceeds received by such Shareholder upon the sale of Registrable Securities sold in the offering covered by such registration.

         (c) Notices of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5.1, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an "INDEMNIFYING PARTY"), give written notice to the latter of the commencement of such action, provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 5.1, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 5.1 (with appropriate modifications) shall be given by the Company and each Shareholder holding Registrable Securities included in any registration statement to each other and any underwriter, as applicable, with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

         (e) Indemnification Payment. The indemnification required by this
Section 5.1 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (f) Survival of Obligations. The obligations of the Company and of the Shareholders under this Section 5.1 and Section 5.2 shall survive the completion of any offering of Registrable Securities under this Agreement.

         SECTION 5.2. CONTRIBUTION. If the indemnification provided for in
Section 5.1 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 5.1 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties, on the one hand, and the Indemnified Party, on the other, in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties, on the one hand, or the Indemnified Party, on the other, and the parties' relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.2 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this
Article V. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VI

                                COMPANY COVENANTS

         SECTION 6.1. COVENANTS RELATING TO RULE 144; REPORTS UNDER THE EXCHANGE ACT. With a view to (a) making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company or (b) causing the Company to be and remain eligible to file a registration on Commission Form S-3, the Company agrees to do the following:

         (i) To make and keep public information available in accordance with Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

         (ii) To take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Shareholders to utilize Commission Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective; and

         (iii) To use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements).

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.1. WAIVERS AND AMENDMENTS. The rights and obligations of the Company and all other parties hereto under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended if and only if such waiver or amendment is consented to in writing by the Company and by the Majority Shareholders. Each Shareholder shall be bound by any amendment or waiver effected in accordance with this Section, whether or not such Shareholder has consented to such amendment or waiver. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Shareholders who have not previously consented thereto in writing.

         SECTION 7.2. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto.

         SECTION 7.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement of the parties with regard to the subjects hereof and supersedes in their entirety all other or prior agreements, whether oral or written, with respect thereto.

         SECTION 7.4. NOTICES. All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), reputable commercial overnight delivery service (including Federal Express and U.S. Postal Service overnight delivery service) or, deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as set forth below:

         If to the Company, addressed to:

         Newcourt Holdings, Inc.
         12400 S.W. 134th Court
         Suite 11
         Miami, Florida 33186
         Attn:  Chief Executive Officer
         Fax:

         with a copy to:

         Edwards & Angell, LLP
         350 East Las Olas Boulevard
         Suite 1150
         Fort Lauderdale, Florida 33301-4215
         Attn: Leslie J. Croland, P.A.
         Fax:  (954) 727-2601

         If to any Shareholder, to it at its address specified on SCHEDULE A.

Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial courier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

         SECTION 7.5. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida (without giving effect to any conflicts or choice of laws provisions thereof that would cause the application of the domestic substantive laws of any other jurisdiction).

         SECTION 7.6.  CONSENT TO JURISDICTION.

         (a) SUBJECT TO THE PROVISIONS OF SECTION 7.9, EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION

WITH, THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING RELATING TO ANCILLARY MEASURES IN AID OF ARBITRATION, PROVISIONAL REMEDIES AND INTERIM RELIEF, OR ANY PROCEEDING TO ENFORCE ANY ARBITRAL DECISION OR AWARD. EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS DESCRIBED ABOVE AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS SECTION 7.6 OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

         (b) EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER IN ACCORDANCE WITH SECTION 7.4 OF THIS AGREEMENT.

         SECTION 7.7. EQUITABLE REMEDIES. The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically such terms and provisions of this Agreement, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

         SECTION 7.8. WAIVER OF JURY TRIAL. WITHOUT LIMITING THE PROVISIONS OF
SECTION 7.9 RELATING TO ARBITRATION, EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, ANY OF THE RELATED AGREEMENTS, DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 7.9. Alternative Dispute Resolution. The parties agree that any controversy, dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or validity hereof or any transaction contemplated hereby may, at the election of any party at any time, be submitted by either party to J.A.M.S./Endispute, Inc. or any successor thereto ("ENDISPUTE") for final and binding arbitration pursuant to Endispute's Arbitration Rules.

Any such arbitration shall be conducted in Miami, Florida. The costs of such proceeding shall be borne as determined by Endispute.

         SECTION 7.10. NO THIRD PARTY BENEFICIARY. There are no third party beneficiaries of this Agreement.

         SECTION 7.11. SEVERABILITY; TITLES AND SUBTITLES; GENDER; SINGULAR AND PLURAL; COUNTERPARTS; FACSIMILE.

         (a) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         (b) The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         (c) The use of any gender in this Agreement shall be deemed to include the other genders, and the use of the singular in this Agreement shall be deemed to include the plural (and vice versa), wherever appropriate.

         (d) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

         (e) Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facsimile transmission shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.


                                    COMPANY:

                                    NEWCOURT HOLDINGS, INC.

                                    By:  /s/ McIvan A. Jarrett
                                         ------------------------------
                                         McIvan A. Jarrett, President


                                    SHAREHOLDERS:


                                    /s/ McIvan A. Jarrett
                                    ------------------------------------
                                    McIvan A. Jarrett


                                    /s/ Ron LaPrade
                                    ------------------------------------
                                    Ron LaPrade

                                   SCHEDULE A

                              List of Shareholders



McIvan A. Jarrett
12400 SW 134th Court
Suite 11
Miami, FL 33186
Fax:   305.971.4564

Ron LaPrade
12400 SW 134th Court
Suite 11
Miami, FL 33186
Fax:   305.971.4564